UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) January 27, 2004



                               ILEX ONCOLOGY, INC.
________________________________________________________________________________
             (Exact name of registrant as specified in its charter)



         Delaware                      0-23413                  74-2699185
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     (State or other           (Commission File Number)       (IRS Employer
jurisdiction of incorporation)                              Identification No.)


   4545 Horizon Hill Blvd., San Antonio, Texas                   78229
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    (Address of principal executive offices)                   (Zip Code)


Registrant's telephone number, including area code: (210) 949-8200




         (Former name or former address, if changed since last report.)
________________________________________________________________________________

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.


         (a)      Financial Statements of Business Acquired.

                  None.

         (b)      Pro Forma Financial Information.

                  None.

         (c)      Exhibits

                  99.1 Press Release

Item 12.  Results of Operation and Financial Condition.

     On January 27, 2004 the Company issued a press release regarding its financial results for the quarter ended December 31, 2003. A copy of the press release issued by the Company concerning its financial results is attached hereto as Exhibit 99.1 and incorporated herein by reference.

     In addition to financial results determined in accordance with generally accepted accounting principles ("GAAP"), the press release also contains non-GAAP financial measures (as defined under the SEC's Regulation G) regarding net loss and loss per share. Management believes that the presentation of non-GAAP net loss and loss per share is useful for investors as it excludes a significant, unusual settlement and provides insight into the Company's net results and related trends that are affecting the Company's core business.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             ILEX ONCOLOGY, INC.



                                             By:  /s/ Ronald G. Tefteller
                                             ___________________________________
                                             Ronald G. Tefteller
                                             Vice President, General Counsel and
                                             Corporate Secretary
Dated January 27, 2004